American Funds Insurance Series® Prospectus Supplement January 1, 2022 (for Class 1, Class 1A, Class 2 and Class 4 shares prospectuses each dated May 1, 2021, as supplemented to date)

The following is added to the subsection titled “Management and organization – The Capital SystemSM” in the New World Fund section of the prospectus:

Dawid Justus, Partner, Capital World Investors, serves as an equity portfolio manager for the fund. Dawid has 22 years of experience in total; 17 years with Capital Research and Management Company or affiliate. He has two years of experience in managing the fund (plus 14 years of prior experience as an investment analyst for the fund).

Keep this supplement with your prospectus.

Lit. No. INA8BS-106-0122O CGD/8024-S87737

American Funds Insurance Series®

Statement of Additional

Information Supplement

January 1, 2022

(for Class 1, Class 1A, Class 2 and Class 4 shares statement of additional information dated May 1, 2021, as supplemented to date)

The table under the heading “Portfolio manager fund holdings and management of other accounts” in the “Management of the Series” section is amended solely with respect to New World Fund to read as follows:

Portfolio manager/ Investment professional	Number of other registered investment companies (RICs) for which portfolio manager or investment professional manages (assets of RICs in billions)[1]		Number of other pooled investment vehicles (PIVs) for which portfolio manager or investment professional manages (assets of PIVs in billions)[1]		Number of other accounts for which portfolio manager or investment professional manages (assets of other accounts in billions)[1,2]
New World Fund
Carl M. Kawaja	3	$503.3	4	$12.96	None
Bradford F. Freer	4	$148.9	1	$0.41	None
Nicholas J. Grace	3	$257.5	2	$2.35	None
Dawid Justus	1	$58.8	1	$0.53	None
Jonathan Knowles	5	$450.8	4	$14.79	None
Winnie Kwan	4	$182.3	2	$0.66	None
Robert W. Lovelace	2	$184.0	6	$13.27	17	$8.05
Piyada Phanaphat	1	$54.3	1	$0.41	None
Akira Shiraishi	1	$54.3	4	$0.88	14[3]	$10.12
Kirstie Spence	3	$56.2	4	$2.89	5	$2.74
Tomonori Tani	2	$54.8	1	$0.41	None
Lisa Thompson	2	$73.4	4	$0.93	6	$0.81
Christopher Thomsen	3	$257.5	2	$2.35	None

Keep this supplement with your statement of additional information.

Lit. No. INA8BS-107-0122O CGD/8024-S87738